Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Coda Octopus Group, Inc. (the "Company") on Form 10-KSB for the year ended October 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Jason Reid, President and Chief Executive Officer, and Jody Frank, Chief Financial Officer, certify. pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) This report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jason Reid	/s/ Jody E. Frank
Jason Reid President and Chief Executive Officer	Jody E. Frank Chief Financial Officer

Date: February 26, 2008	Date: February ___, 2008